Statement of Additional Information Supplement

American Century International Bond Funds
SAI dated March 1, 2021

American Century California Tax-Free and Municipal Funds
SAI dated January 1, 2021

American Century Target Maturities Trust
SAI dated February 1, 2021

Supplement dated July 1, 2021

The following entry is added to the Board of Trustees/Directors table in the Statements of Additional Information:

Name (Year of Birth)	Position(s) Held with Funds	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of American Century Portfolios Overseen by Trustee	Other Directorships Held During Past 5 Years
Independent Trustees
Jennifer Cabalquinto (1968)	Trustee/Director	Since 2021	Special Advisor, GSW Sports, LLC (2020 to Present); Chief Financial Officer, GSW Sports, LLC (2013 to 2020)	38	None

The following entry is added to the Qualifications of Trustees/Directors table in the Statements of Additional Information:
Jennifer Cabalquinto: BS in Accounting, State University of New York; Experienced Financial Leadership Program Graduate, General Electric Company; formerly, Chief Financial Officer, Legal Solutions Holdings Inc.; formerly, Chief Financial Officer, NBC Universal, Universal Studios Hollywood; formerly, Vice President, Finance, NBC Universal, Los Angeles Television Station Group

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